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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                  FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                              December 20, 1996
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              Date of Report (Date of earliest event reported)


                   Heartland Wireless Communications, Inc.
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           (Exact Name of registrant as specified in its charter)


         Delaware                       0-23695                   73-1435149
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(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                       Identification No.)


200 Chisholm Place, Suite 200, Plano, Texas                         75075
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        (Address of Principal Executive Offices)                 (Zip Code)


                               (972) 423-9494
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            (Registrant's Telephone Number, Including Area Code)


                                     N/A
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            (Former Name, Former Address and Former Fiscal year,
                        if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS

         (a) Press Release. As permitted by General Instruction F to Form 8-K promulgated under the Securities Exchange Act of 1934, as amended, Heartland Wireless Communications, Inc., a Delaware corporation (the "Company"), is filing as Exhibit 99.1 to this Current Report on Form 8-K, that press release issued by and on behalf of the Company on December 20, 1996, which such press release is specifically incorporated herein by reference.

         (b) Updated Pro Forma Financial Information. The Company hereby updates certain pro forma financial information previously filed by the Company by filing as Exhibit 99.2 hereto the following unaudited pro forma financial information which is incorporated by referenced herein:

         Introduction to Unaudited Pro Forma Financial Information Unaudited Pro Forma Condensed Combined Balance Sheet as of
             September 30, 1996
         Unaudited Pro Forma Condensed Combined Statement of Operations for
             the year ended December 31, 1995
         Unaudited Pro Forma Condensed Combined Statement of Operations for
             the nine months ended September 30, 1996
         Notes to Unaudited Pro Forma Financial Information

         The Pro Forma Statements filed as Exhibit 99.2 hereto (the "Statements") reflect adjustments to the historical consolidated financial statements of the Company to give effect to (i) the Transactions (as defined in Statements), (ii) the CS Transaction (as defined in the Statements), (iii) the payment of $6.9 million in consent solicitation fees to the holders of the Existing Notes (as defined in the Statements), (iv) the offering of the Notes (as defined in the Statements) and (v) certain other events.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a)  Exhibits.

         Exhibit No.               Document Description

         99.1                      Press release issued by the Company
                                   on December 20, 1996 (filed herewith).

         99.2                      Heartland Wireless Communications, Inc.
                                   Unaudited Pro Forma Financial Information
                                   (filed herewith).






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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         HEARTLAND WIRELESS COMMUNICATIONS, INC.



Dated:  December 20, 1996                By: /s/ David D. Hagey
                                            -----------------------------------
                                            David D. Hagey
                                            Vice President and Controller










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                                 EXHIBIT INDEX


Exhibit No.        Document Description
-----------        --------------------
99.1               Press release issued by the Company on December 20, 1996
                   (filed herewith).

99.2               Heartland Wireless Communications, Inc. Unaudited Pro Forma
                   Financial Information (filed herewith).





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